UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

SOUND WORLDWIDE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52116	20-5153419
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Superluck Industrial Centre Flat K, 13/F (Phase 2) 57 Sha Tsui Road, Tsuen Wan, N.T. Hong Kong, China		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (852) 2414-1831

Freedom 3, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

General

Sound Worldwide Holdings, Inc., or Sound Worldwide Holdings or the Company, a Delaware corporation formerly known as Freedom 3, Inc., Freedom 3, is a holding company which, through its wholly-owned subsidiary, Sound Worldwide Limited, a corporation formed in the British Virgins Island on July 28, 1999, SWW or Sound Worldwide, manufactures textiles and garments through Sound Worldwide’s two subsidiaries: Asian Point Investment Limited, or Asian Point, and Best Allied Industrial Limited, or Best Allied. The two subsidiaries are principally engaged in manufacturing and trading of denim fabrics and garments. Currently, Asian Point not only provides fabric to clients, but also supplies material for Best Allied. The Company will continue to focus on the vertical integration of its operations. In line with this approach, Sound Worldwide also acts as trading company of fabrics and garment in Hong Kong, China.

Organizational History

On October 25, 2007, the Company, then known as Freedom 3, Inc, sold one share of its common stock to Sound Worldwide for $1.00 and redeemed 100,000 shares of its common stock from its prior sole stockholder constituting 100% of Freedom’s issued and outstanding shares of its common stock prior to the sale, resulting in Sound Worldwide owning 100% of Freedom. After the sale and redemption by Freedom 3, Sound Worldwide and Freedom entered into a Share Exchange Agreement, dated October 25, 2007, or Exchange Agreement, pursuant to which each issued and outstanding share of Sound Worldwide’s common stock was converted into 350 shares of Freedom’s common stock, and all of the issued and outstanding shares of Sound Worldwide’s common stock were retired and cancelled, resulting Freedom owning 100% of Sound Worldwide (the “Exchange”). On October 25, 2007, Freedom changed its name to Sound Worldwide Holdings, Inc.

Prior the transactions described above, Freedom was a shell company with no operations and nominal assets. The Company conducts all of its business and operations through its wholly-owned subsidiary, Sound Worldwide and its subsidiaries.

The following summarizes the organizational history and location of Sound Worldwide Holdings’ subsidiaries:

•	Sound Worldwide Limited was formed in July 1999 and it currently is the holding company for Asian Point Investment Limited and Best Allied Industrial Limited.
•	Best Allied Industrial Limited, which has its production based in the Kwun Tong District of Hong Kong, was formed in April 1997.
•	Asian Point Investment Limited, which has owns Heyuan Yuenya Weaving Factory in Heyuan, Guangdong Province was registered in June 1999.

On October 29, 2007, the Company filed a Registration Statement on Form SB-2 with the Securities and Exchange Agreement (the “Registration Statement”). The Registration Statement is incorporated by reference herein in satisfaction to the Items required to be disclosed under Form 8-K.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See “Explanatory Note; Organizational History” above and incorporated by reference herein.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

PART I

Item 1. Description of Business.

Included in the Registration Statement and incorporated by reference herein.

Item 2. Description of Property.

Included in the Registration Statement and incorporated by reference herein.

Item 3. Legal Proceedings.

Included in the Registration Statement and incorporated by reference herein.

Item 4. Submission of Matters to a Vote of Security Holders.

On October 25, 2007, the sole stockholder of Freedom 3 and a majority of the stockholders of SWW voted favor of the transactions contemplated by the Exchange Agreement.

PART II

Item 5. Market for Common Equity and Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities.

Market Information

Our common stock is not currently trading on any stock exchange and is not it quoted on any quotation system or traded in any other manner in the public markets. We are not aware of any market activity in our stock since inception through the date of this filing.

Holders

As of the date of this filing, there are 63 record holders of 20,000,000 shares of our common stock.

Dividends

We do not intend to pay cash dividends on our common stock and preferred stock for the foreseeable future, but currently intend to retain any future earnings to fund the development and growth of our business. The payment of dividends if any, on the common stock and the preferred stock will rest solely within the discretion of the Board of Directors and will depend, among other things, upon our earnings, capital requirements, financial condition, and other relevant factors. We have not paid or declared any dividends upon our common stock or preferred stock since inception.

  Our common stock is not traded on any exchange. Our goal is to eventually seek listing on the OTCBB or another exchange in the near future. We cannot guarantee that we will obtain a listing. There is no trading activity in our securities, and there can be no assurance that a regular trading market for our common stock will ever be developed.

Recent Sales of Unregistered Securities

Included in the Registration Statement and incorporated by reference herein.

Unregistered Sales by Freedom 3

We issued 100,000 shares of Freedom 3 common stock on June 27, 2006, to Getting You There, LLC (“GYT”), an entity owned by Virginia K. Sourlis, the sole officer and director of Freedom 3, for aggregate purchase price of $2,100. The Company sold these shares of common stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933 in reliance, among other things, on the size and manner of the offering and representations and warranties obtained from GYT. On October, 2007, we redeemed all of these shares from GYT for an aggregate purchase price of $1.00 and 300,000 shares of the Company’s common stock.

Item 6. Management’s Discussion and Analysis or Plan of Operation.

Included in the Registration Statement and incorporated by reference herein.

Item 7. Financial Statements.

Included in the Registration Statement and incorporated by reference herein..

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Effective as of October 25, 2007, the Company dismissed Conner & Associates, PC (“Conner”) as its independent accountants. Conner had previously been engaged as the principal accountant to audit Freedom 3’s financial statements. The reason for the dismissal of Conner is that, upon the consummation of the transaction on October 25, 2007, (i) the former stockholders of SWW owned a majority of the outstanding shares of the Company’s common stock and (ii) Freedom 3’s primary business unit became the business previously conducted by SWW. It was more practical that SWW’s independent auditors be engaged, going forward.

The report of Conner on Freedom 3’s financial statements for the period from June 27, 2006 (inception) to June 30, 2006 contained an adverse opinion or disclaimer of opinion and was qualified or modified as to uncertainty, audit scope or accounting principles. Their report contained a going concern opinion on the financials statements as of June 30, 2006 because Freedom 3 was a “blank check” company with no assets and the sole shareholder of Freedom 3 was not legally obligated to fund the activities of the company.

The decision to change accountants was approved by the Company’s board of directors on October 25, 2007.

From June 27, 2006 through October 25, 2007, there were no disagreements between Freedom 3 and Conner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Conner, would have caused it to make reference to the matter in connection with the firm’s reports.

The Company made the contents of this Current Report on Form 8-K available to Conner and requested it to furnish a letter addressed to the SEC as to whether it agrees or disagrees with, or wishes to clarify our expression of our views, or wished to provide any additional information. A copy of Conner’s letter to the SEC is included as Exhibit 16.1 to the Registration Statement.

On October 25, 2007, the Company engaged Dominic K.F. Chan & Co (“Dominic”) as its new, independent registered public accounting firm. The appointment of Dominic was approved by our board of directors. During our two most recent fiscal years and the subsequent interim periods through September 30, 2007, SWW did not consult Dominic regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Prior to engaging Dominic, the Company had not consulted Dominic regarding the application of accounting principles to any specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 8A. Controls and Procedures.

The Company’s management is responsible for establishing and maintaining a system of disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in the reports that the Company files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

In accordance with Exchange Act Rules 13a-15 and 15d-15, an evaluation was completed under the supervision and with the participation of the Company’s management, including the Company’s principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures as of the end of the period covered by this Report. Based on that evaluation, the Company’s principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures are effective, to provide reasonable assurance that information required to be disclosed in the Company’s reports filed or submitted under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms. There have been no changes to the Company’s internal controls over financial reporting that occurred during our last fiscal quarter of the year ended March 31, 2007, that materially affected, or were reasonably likely to materially affect, our internal controls over financial reporting.

Item 8B. Other Information.

None.

PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act.

Included in the Registration Statement and incorporated by reference herein.

Audit, Nominating and Compensation Committees

Our Board of Directors has not formally established separate audit, nominating or compensation committees though they perform many of the functions that would otherwise be delegated to such committees. Currently, our Board of Directors believes that the cost of establishing such committees, including the costs necessary to recruit and retain qualified independent directors to serve on our Board of Directors and such committees and the legal costs to properly form and document the authority, policies and procedures of such committees are not justified under our current circumstances. However, we anticipate that our Board of Directors will seek qualified independent directors to serve on the Board and ultimately form standing nominating and compensation committees and nominate other directors to serve on its audit committee.

Code of Ethics

Our Board of Directors has not established a Code of Ethics.

Compliance with Section 16(a) of the Exchange Act

Not applicable.

Involvement in Certain Legal Proceedings

During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Item 10. Executive Compensation.

Included in the Registration Statement and incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Included in the Registration Statement and incorporated by reference herein.

Item 12. Certain Relationships and Related Transactions; and Director Independence.

Included in the Registration Statement and incorporated by reference herein.

ITEM 3.02. Unregistered Sales of Equity Securities

Included in the Registration Statement and incorporated by reference herein.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

Reference is made to the disclosure made under Item 8.0 of this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS AND APPOINTMENT OF CERTAIN OFFICER; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Upon the consummation of the transactions contemplated by the Exchange Agreement, Virginia K. Sourlis, Esq., the sole officer and director of the Freedom 3, resigned effectively immediately, and the following persons were elected to the Board of Directors of the Company and appointed as officers of the Company:

Name and Anticipated Position	Age

Roger K. W. Fan	47
Chief Executive Officer, President and Chairman of the Board of Directors

Ivy S. K. Lam	50
Chief Operation Officer and Director

Hung Man To	47
Operation Director and Director

Management and Director Biographies

Roger K. W. Fan
Chief Executive Officer, President and Chairman

Mr. Roger K. W. Fan has been serving as the Chief Executive Officer, President and Chairman of Sound Worldwide Ltd. since its inception in July 1999. Since 1997, he was the Chairman of Asian Point. Mr. Fan has over 20 years of experience in textile industry, starting with his family’s textile manufacturing company, Yin Kee Weaving Factory.

Ivy S. K. Lam
Chief Operation Officer and Director

Ms. Ivy S. K. Lam has been serving as the Chief Operation Officer and Director of Sound Worldwide Ltd. since February 2007. Ms. Lam began her employment in the garment industry in 1975. Since then, she has accumulated years of experience, which allowed her to establish Best Allied in 1997. From 2004 to January 31, 2007 she served as Vice President of Sound Worldwide Ltd.

Hung Man To
Operation Director and Director

Mr. Hung Man To has been serving as the Operation Director and Director of Sound Worldwide Ltd. since 2007. From 1987 to 2001, Mr. To served as the Operation Manager of Fordcan Industries Ltd. From 2001 to January, 31, 2007 he served as General Manager of Sound Worldwide Ltd.

ITEM 5.03 AMENDMENT TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Upon the consummation of the transactions contemplated by the Exchange Agreement, on October 25, 2007, the Certificate of Incorporation of the Company was amended to change the name of the Company from Freedom 3, Inc. to Sound Worldwide Holdings, Inc., effective upon filing of the amendment with the Secretary of State of the State of Delaware.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS.

Upon the consummation of the transactions contemplated by the Exchange Agreement, the Registrant ceased to be a shell company a defined in Rule 12b-2 of the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Our audited financial statements for the fiscal years ended March 31, 2007 and 2006 and unaudited financial statements for the three month periods ended June 30, 2007 and 2006 are included in the Registration Statement and are incorporated by reference herein.

Exhibit Number	Description of Exhibits

3.1	Certificate of Incorporation of Freedom 3, Inc. (1)

3.1.1	Amendment to the Certificate of Incorporation of Freedom 3, Inc., dated October 25, 2007 (2)

3.2	Bylaws of Sound Worldwide Holdings, Inc. (1)

10.1	Share Exchange Agreement, dated October 25, 2007, between Freedom 3, Inc. and Sound Worldwide Limited (2)

16.1	Letter from Conner & Associates, PC (2)

(1)	Incorporated by reference from the Company’s Registration Statement on Form 10SB (SEC File No.000-52116) filed on July 7, 2006.

(2)	Incorporated by reference from the Company’s Registration Statement on Form SB-2 (filed on October 29, 2007)

Item 14. Principal Accountant Fees and Services.

Conner & Associates, PC

Conner & Associates, PC, Certified Public Accountant, served as the Freedom 3’s independent registered public accounting firm for the period from June 27, 2006 (inception) to June 30, 2006. Effective as of October 25, 2007, the Company dismissed Conner & Associates, PC (“Conner”) as its independent accountants. Conner had previously been engaged as the principal accountant to audit Freedom 3’s financial statements. The reason for the dismissal of Conner is that, upon the consummation of the transaction on October 25, 2007, (i) the former stockholders of SWW owned a majority of the outstanding shares of the Company’s common stock and (ii) Freedom 3’s primary business unit became the business previously conducted by SWW. It was more practical that SWW’s independent auditors be engaged, going forward.

Audit Fees

The aggregate fees billed by Conner for professional services rendered for the audit of Freedom 3’s annual financial statements and review of financial statements included in the Freedom 3’s Annual Reports on Form 10-KSB or services that are normally provided in connection with statutory and regulatory filings were $5,000 and $2,000 for the fiscal years ended December 31, 2007 an 2006, respectively.

Audited-Related Fees

The aggregate fees billed by Conner for assurance and related services related to the audit or review of Freedom 3’s financial statements were $0 for each of the fiscal years ended December 31, 2007 and 2006.

Tax Fees

The aggregate fees billed by Conner for professional services for tax compliance, tax advice, and tax planning were $0 for each of the fiscal years ended December 31, 2007 and 2006..

All Other Fees

The aggregate fees billed by December for other products and services were $0 for each of the fiscal years ended December 31, 2007 and 2006.

Dominic K.F. Chan & Co.

Dominic K.F. Chan & Co., Certified Public Accountant, served as the Sound Worldwide Ltd.’s independent registered public accounting firm for the fiscal years ended March 31, 2006 and 2007. On October 25, 2007, they were appointed by the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Audit Fees

The aggregate fees billed by our accountants for professional services rendered for the audit of our annual financial statements and review of financial statements included in the Registration Statement or services that are normally provided in connection with statutory and regulatory filings were $16,000 and $15,000 for fiscal years ended March 31, 2007 an 2006, respectively.

Audited-Related Fees

The aggregate fees billed by our accountants for assurance and related services related to the audit or review of the Company’s financial statements were $0 for each of the fiscal years ended March 31, 2007 and 2006..

Tax Fees

The aggregate fees billed by our accountants for professional services for tax compliance, tax advice, and tax planning were $0 for each of the fiscal years ended March 31, 2007 and 2006..

All Other Fees

The aggregate fees billed by our accountants for other products and services were $0 for each of the fiscal years ended March 31, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND WORLDWIDE HOLDINGS, INC.

Dated: October 29, 2007	By:	/s/ ROGER K. W. FAN
Roger K. W. Fan President and Chief Executive Officer (Principal Executive Officer and Principal Accounting Officer)